Exhibit 99.1
Brightpoint The Global Leader Providing Unique Supply Chain Solutions to the Wireless Industry NASDAQ-GS Ticker: CELL

Forward-Looking Statements This presentation may contain information that includes or is based upon “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on our management’s current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding the demand for wireless handsets, our ability to grow faster than the market, our ability to achieve efficiencies and our financial performance. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Brightpoint, Inc. (“Brightpoint”) undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Brightpoint’s business, including those mentioned in the Risk Factors in Item 1A of Brightpoint’s Form 10-K for the year ended December 31, 2010, and in any Risk Factors or cautionary statements contained in our periodic reports on Form 10-Q or current reports on Form 8-K, which we hereby incorporate by reference. 1

Brightpoint, Inc. 3 Founded in 1989 and initial public offering in 1994 3 In 2010, Brightpoint handled approximately 99 million wireless devices 3 World’s #1 provider of unique and innovative supply chain solutions to the wireless industry 3 Global platform — footprint in over 35 countries serving the Americas, EMEA, and APAC, including 13 Latin American countries through our investment in Intcomex, Inc. 3 Customer base exceeds 100,000 points of sale 3 Financially sound — strong balance sheet — ample liquidity 2

Investment Considerations 3 Leading provider of unique and innovative supply chain solutions to the wireless technology industry 3 Approximately 80% of the wireless devices handled — non-Brightpoint owned 3 Wireless industry provides significant growth opportunities fueled by replacement cycle 3 Long-term growth prospects and track record of outpacing the industry 3 Positioned to benefit from smartphone adoption 3 Global scale drives operating leverage 3 Breadth and value of services expanding through continued focus on innovation 3 Strong balance sheet enables growth and expansion 3

Brightpoint Locations 33 3 FINLAND NORWAY 33 3 3 33 SWEDEN DENMARK 33 3 3 33 3 POLAND UNITED KINGDOM 33 33 3 NETHERLANDS BELGIUM 33 3 33 3 GERMANY SWITZERLAND 3 33 33 3 SLOVAKIA 3 33 AUSTRIA UNITED STATES 33 3 33 3 PORTUGAL 33 3 3 33 33 3 SPAIN 33 3 LATIN AMERICA (MIAMI) MEXICO 33 3 3 33 UAE HONG KONG 33 3 JAMAICA 3 33PUERTO RICO INDIA 33 3 33 3 3 33 GUATEMALA EL SALVADOR 33 3 COSTA RICA33 333 3 PANAMA COLOMBIA 33 3 SINGAPORE 33 3 ECUADOR 33 3 PERU 33 3 SOUTH AFRICA 33 3 CHILE 333 33 3 URUGUAY AUSTRALIA 33 3 Brightpoint, Inc. locations 3 33 33 3 NEW ZEALAND 3 33 ARGENTINA Intcomex, Inc. locations 33 3 Footprint in over 35 countries Over 90 markets served Approximately 4,000 employees worldwide 4

Growing Faster than the Industry... Brightpoint Handsets Handled Global Industry Handset Sell-Through ** CAGR = 18% CAGR = 12% ~113 Millions 99 Millions ~1,545 1,399 82 84 1,222 82 1,211 1,150 86 975 1,171 53 800 42 27 374 05 06 07 08 09 10 11 05 06 07 08 09 10 11 Actual Estimate Actual Estimate * Brightpoint restructured operations during 2008 and 2009 ** Source: Average of industry analysts’ estimates 5

Wireless Market Drivers 3 Wireless Device replacement cycle accelerating 3 Accounts for approximately 65% of global shipments 3 Strong subscriber growth in emerging markets 3 Smartphone driving Market Share, ASPs & Margins 3 Estimated at 25% of global units in 2011 versus 20% in 2010 3 Smartphones increasingly replacing digital music players among consumers 3 Internet mobility driving demand for smartphones 3 Multimedia and new advanced networks (3G) driving new product & demand 3 Email / Video / Internet Search / Mapping and more... 3 Compelling services over fast 3G networks will fuel end-user demand 3 By 2011, approximately 25% of all phones will be smartphones 6

Q1 2011 Smartphone Mix Smartphone Standard/Feature phone Brightpoint, Inc. Americas APAC EMEA Industry* 29% 30% 25% 33% 31% 67% 71% 69% 70% 75% * Source: Based on an average of manufacturer reports as well as industry analysts’ estimates for global sell-in of smartphones 7

Our Business... “ ...is the last mile in the wireless supply chain.” 8

Unique and Innovative Supply Chain Solutions (Distribution) 9

Brightpoint Customers and Manufacturing Partners Over 25,000 B2B customers with more than 100,000 points of sale 10

Android Proliferation 11

Brightpoint Growth Strategy Expanding Optimizing the Product & Existing Global Geographic Service Business Expansion Offerings Greenfield or Acquisition Focus on Converged Devices Utilizing Scale to Gain Efficiencies 12

Investment Considerations 3 Leading provider of unique and innovative supply chain solutions to the wireless technology industry 3 80% of the wireless devices handled — non-Brightpoint owned 3 Wireless industry provides significant growth opportunities fueled by replacement cycle 3 Long-term growth prospects and track record of outpacing the industry 3 Positioned to benefit from smartphone adoption 3 Global scale drives operating leverage 3 Breadth and value of services expanding through continued focus on innovation 3 Strong balance sheet enables growth and expansion 13

Q1 2011 Financial Appendix (All amounts herein Unaudited)

Q1 2011 Financial Summary (Amounts in millions, except per share data) Q1 11 Q4 10 Q1 10 Wireless devices handled 27.2 29.1 22.5 Revenue $1,114.9$1,120.3$795.3 Gross Margin 7.8% 8.5% 9.1% As-adjusted (Non-GAAP) [1] SG&A $61.9$59.8$53.5 Operating Margin 2.2% 3.1% 2.3% Income from Cont. Ops. Per Share $0.20$0.34$0.15 EBITDA (non-GAAP) $26.2$30.6$17.0 Return on Invested Capital TTM (non-GAAP) 11% 21% 8% Return on Tangible Capital TTM (non-GAAP) 44% 74% 32% Liquidity [2] $325.1$434.7 $337.9 Cash conversion cycle (days) 9 (2) 11 1 — As-adjusted earnings per share (non-GAAP) excludes stock based compensation, amortization, acquisition expense, loss on legal settlement and restructuring. Refer to slides 19 and 20 for reconciliations of Non-GAAP operating margin and earnings per share to their most comparable GAAP measures for all periods presented. 2 — Liquidity is equal to unrestricted cash plus unused borrowing availability. 15

Growth of Logistic Services (Non-owned) Units Handled Distribution (Owned) Logistic Services (Non-Owned) 0% 0% Q1 2008 Q1 2009 Q1 2010 Q1 2011 20% 18% 29% 23% 71% 77% 80% 82% Growth of handsets handled through logistic services (non-owned) increased at a faster rate than growth of distribution (owned) handsets during the first quarter of each year. 16

Operations Summary (Amounts in millions, except per share data) Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Wireless Devices Handled 24 23 22 25 29 27 Revenue $905 $795 $789 $889 $1,120 $1,115 Gross Margin 9.0% 9.1% 9.0% 8.6% 8.5% 7.8% As-adjusted (Non-GAAP) [1] SG&A $54 $53 $51 $55 $60 $62 Operating Margin 3.0% 2.3% 2.5% 2.4% 3.1% 2.2% Income from Cont. Ops. Per Share $0.22 $0.15 $0.16 $0.23 $0.34 $0.20 EBITDA (non-GAAP) $32 $17 $17 $21 $31 $26 ROIC from Operations TTM (non-GAAP) 9% 10% 11% 12% 13% 13% ROTC from Operations TTM (non-GAAP) 33% 37% 41% 39% 44% 43% Liquidity [2] $426 $339 $332 $355 $447 $325 Cash Conversion Cycle (days) 6 11 12 9 (2) 9 1 — As-adjusted earnings per share (non-GAAP) excludes stock based compensation, amortization, acquisition expense, loss on legal settlement and restructuring. 2 — Liquidity is equal to unrestricted cash plus unused borrowing availability. 17

Balance Sheet Summary (Amounts in millions) Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Cash $53 $77 $80 $81 $24 $18 $28 $42 $27 A/R 347 353 352 383 328 310 414 487 420 Inventory 208 192 183 213 186 178 196 312 375 Other Current Assets 63 69 72 77 71 64 56 75 60 Total Current Assets $671 $691 $687 $754 $609 $570 $694 $916 $882 Fixed Assets 55 57 58 82 81 80 84 111 130 Goodwill and Intangibles 152 154 154 150 141 130 137 201 199 Other Non Current 20 17 33 28 20 28 17 20 21 Total Assets $898 $919 $932 $1,014 $851 $808 $932 $1,248 $1,232 Current Liabilities $478 $524 $509 $605 $478 $449 $568 $886 $744 Debt 138 96 99 97 125 122 112 90 196 Other Liabilities 43 40 43 35 30 30 27 28 26 Total Liabilities $659 $660 $651 $737 $633 $601 $707 $1,004 $966 Equity 239 259 281 277 218 207 225 244 266 Total Liabilities & Equity $898 $919 $932 $1,014 $851 $808 $932 $1,248 $1,232 18

Reconciliation of GAAP to non-GAAP

(Operating income, operating margin, and income from continuing operations; amounts in thousands)

	Q109	Q209	Q309	Q409	Q110	Q210	Q310	Q410	Q111
GAAP operating income (loss)	$ 1,218	$ 3,676	$ 12,591	$ 19,149	$ 10,499	$ 12,968	$ 14,473	$ 22,471	$ 14,706
Non-GAAP adjustments:									
Stock based compensation	1,685	1,632	1,531	1,549	3,210	2,367	2,339	2,427	3,702
Touchstone acquisition expense	-	-	-	-	-	-	-	2,931	-
Goodwill impairment charge	-	-	-	-	-	-	-	-	-
Impairment of long-lived assets	-	-	1,452	-	-	-	-	-	-
Amortization	3,648	3,801	3,994	4,024	3,808	3,544	3,639	3,771	5,755
Restructuring charge	5,086	3,735	1,886	2,706	1,130	704	940	3,451	385
As-adjusted (non-GAAP) operating income	$ 11,637	$ 12,844	$ 21,454	$ 27,428	$ 18,647	$ 19,583	$ 21,391	$ 35,051	$ 24,548
GAAP operating margin	0.2%	0.5%	1.5%	2.1%	1.3%	1.6%	1.6%	2.0%	1.3%
Impact of above adjustments on operating margin	1.5%	1.3%	1.0%	0.9%	1.0%	0.8%	0.8%	1.1%	0.9%
As-adjusted (non-GAAP) operating margin	1.7%	1.8%	2.5%	3.0%	2.3%	2.5%	2.4%	3.1%	2.2%
GAAP income (loss) from continuing operations	$ (2,126)	$ 3,146	$ 18,419	$ 21,385	$ 4,726	$ 7,269	$ 11,437	$ 15,413	$ 8,007
Non-GAAP adjustments to operating income :	10,419	9,168	8,863	8,279	8,148	6,615	6,918	12,580	9,842
Additional non-GAAP adjustments to income from continuing operations:									
Legal expense	-	-	-	-	-	-	852	204	
Gain on indemnification settlement	-	-	-	(7,700)	-	-	-	-	-
Income tax impact of the above	(3,104)	(2,977)	(2,959)	(2,516)	(2,350)	(1,895)	(2,826)	(4,148)	(3,617)
Discrete income tax items	-	-	(9,793)	(1,630)	809	-	-	-	-
As-adjusted (non-GAAP) income from continuing operations	$ 5,189	$ 9,337	$ 14,530	$ 17,818	$ 11,333	$ 11,989	$ 16,381	$ 24,049	$ 14,232

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BRIGHTPOINT
YOUR SUCCESS IS OUR BUSINESS
CREATIVE WIRELESS DISTRIBUTION | CUSTOMER COMMITMENT | CUSTOMIZED SERVICE

Reconciliation of GAAP to non-GAAP (income from continuing operations per diluted share and weighted average shares outstanding — diluted; amounts in thousands, except per share data) Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Income (Loss) from continuing operations per diluted share $ (0.03) $0.04 $0.22 $0.27 $0.07 $0.10 $0.16 $0.22 $0.11 Impact of non-GAAP adjustments on income from continuing operations per diluted share 0.09 0.07 (0.05) (0.05) 0.08 0.06 0.07 0.12 0.09 As-adjusted (non-GAAP) income from continuing operations per diluted share $0.06 $0.11 $0.17 $0.22 $0.15 $0.16 $0.23 $0.34 $0.20 Weighted average shares outstanding — diluted 79,064 81,730 82,048 79,311 71,641 70,432 69,425 68,239 68,917 Shares presumed to be repurchased under the U.S. GAAP treasury stock method related to stock based compensation expense 547 1,963 1,833 1,458 1,856 2,578 2,419 2,428 1,570 Shares excluded from earnings per share calculation as they are anti-dilutive to earings per share 2,339 — - — - — - — - As-adjusted (non-GAAP) weighted average shares outstanding - diluted 81,950 83,693 83,881 80,769 73,497 73,010 71,844 70,667 70,487 20

Brightpoint The Global Leader Providing Unique Supply Chain Solutions to the Wireless Industry NASDAQ-GS Ticker: CELL